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                                                              EXHIBIT 23.8

D-O-R ENGINEERING, INC.                                         Telephone

120 Oil Center Dr., Bldg. 12                                    (318) 233-2378

P.O. Box 51707
                                                                Telefax
Lafayette, La. 70505
                                                                (318) 233-2907




To the Board of Directors
Nuevo Energy Company:

  We consent to the references to our firm under the heading "Experts" and elsewhere in the Prospectus constituting a part of Nuevo Energy Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on November 15, 1996.

                                          By     /s/
                                                      Mike McKenzie
                                            _______________________________

November 20, 1996



                        REGISTERED PETROLEUM ENGINEERS
                        Drilling--Operations--Reservoir
                               Established 1971